UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2011
CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-34693 (Commission File Number)	27-1200777 (I.R.S. Employer Identification No.)

50 Cocoanut Row, Suite 216 Palm Beach, Florida (Address of principal executive offices)	33480 (Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On February 2, 2011, Chatham Lodging Trust (the “Company”) and Chatham Lodging, L.P. entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., as representative of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale of 4,000,000 of the Company’s common shares of beneficial interest (the “Initial Shares”), par value $0.01 per share. The Company has granted, and the Underwriters have agreed to exercise, an option to purchase an additional 600,000 common shares of beneficial interest (together with the Initial Shares, the “Shares”), at the same price per share paid to the Company for the Initial Shares. The public offering price of the Shares is $16.00 per share. The closing of the offering occurred on February 8, 2011.
The Shares were issued pursuant to the Company’s registration statement on Form S-11 (File No. 333-170176) (the “Form S-11”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on February 2, 2011.
The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Prospectus, dated February 2, 2011, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and which disclosure is hereby incorporated by reference.
In connection with the filing of the Underwriting Agreement, the Company is incorporating by reference the opinion of its counsel, Venable LLP, and the opinion of its tax counsel, Hunton & Williams LLP, which were previously filed as Exhibit 5.1 and Exhibit 8.1, respectively, to the Form S-11.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated February 2, 2011, by and among Chatham Lodging Trust, Chatham Lodging, L.P. and Barclays Capital Inc.

5.1	Opinion of Venable LLP, incorporated by reference to Amendment No. 1 to the Registrant’s Registration Statement on Form S-11 (File No. 333-170176), which was filed with the SEC on November 12, 2010

8.1	Tax Opinion of Hunton & Williams LLP, incorporated by reference to Amendment No. 1 to the Registrant’s Registration Statement on Form S-11 (File No. 333-170176), which was filed with the SEC on November 12, 2010

23.1	Venable LLP Consent (included in Exhibit 5.1)

23.2	Hunton & Williams LLP Consent (included in Exhibit 8.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST (Registrant)
Date: February 8, 2011	By:	/s/ Dennis M. Craven
Dennis M. Craven
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated February 2, 2011, by and among Chatham Lodging Trust, Chatham Lodging, L.P. and Barclays Capital Inc.

5.1	Opinion of Venable LLP, incorporated by reference to Amendment No. 1 to the Registrant’s Registration Statement on Form S-11 (File No. 333-170176), which was filed with the SEC on November 12, 2010

8.1	Tax Opinion of Hunton & Williams LLP, incorporated by reference to Amendment No. 1 to the Registrant’s Registration Statement on Form S-11 (File No. 333-170176), which was filed with the SEC on November 12, 2010

23.1	Venable LLP Consent (included in Exhibit 5.1)

23.2	Hunton & Williams LLP Consent (included in Exhibit 8.1)